                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 ComBanc, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  March 7, 2003


Dear Shareholder:

         It gives me great pleasure to announce that the annual meeting of the shareholders of ComBanc, Inc. will be held at the Delphos Eagles Lodge on Monday, April 14, 2003 at 1:00 p.m. The record date for determination of shareholders entitled to receive notice of the 2003 annual meeting and to vote at the same was set by the Board of Directors as February 28, 2003. Enclosed herewith you will find your Notice of Annual Meeting of Shareholders and Proxy Statement. Also enclosed is management's Proxy Form, which can be used to vote your shares if you are unable to attend the meeting.

         As a precautionary measure, use of the Proxy Form is suggested and encouraged even if you plan to attend in person. A proxy can always be canceled if you attend in person and yet your right to vote your shares will be lost in those circumstances where you fail to attend the meeting and have not executed a Proxy Form.

         For these reasons, we are requesting that you execute the enclosed Proxy Form and return it in the enclosed self-addressed, stamped envelope at your EARLIEST POSSIBLE CONVENIENCE. Note that the proposal requiring shareholder approval includes the annual election of the Board of Directors. Management recommends an affirmative vote.

         Enclosed with this mailing is the ComBanc, Inc. Annual Report Form 10-K. This financial information is comprehensive, and has been expanded to provide more information to our shareholders and to potential future customers. The year 2002 was a "down year" in more ways than one. The Federal Reserve cut rates for the twelfth time in two years, and the DOW and NASDAQ ended the year down 16.3% and 31.5%, respectively. We will make a full presentation of the financial highlights and strategic planning goals for 2003 at the annual meeting. Greig A. McDonald, President of Community Banc Investments, Inc., will present information regarding ComBanc, Inc. stock and other community bank valuations. If, for any reason, you are unable to attend, please feel free to give me a call and I will be more than happy to answer any questions that you might have.

         Finally, I would like to thank all of our customers, shareholders and the entire staff for the support and enthusiasm that you have brought to our organization. I hope to see all of you at the April 14, 2003 annual meeting.

                                           Very truly yours,



                                           /s/ Paul G. Wreede
                                           ------------------
                                           Paul G. Wreede
                                           President & CEO

                                  COMBANC, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 2003


To the Holders of Common Stock of ComBanc, Inc.:

         The annual meeting of the shareholders of ComBanc, Inc., will be held at the Fraternal Order of Eagles, 1600 E. 5th Street, Delphos, Ohio, on Monday, April 14, 2003, at 1:00 p.m. The purposes of the meeting are:

         1. To elect six (6) directors to hold office until the next annual meeting and until their successors are duly elected and qualified.

         2. To transact any other business which may properly come before such meeting or any adjournment thereof.

A complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the office of ComBanc, Inc., at 229
E. Second St., Delphos, Ohio during the ten days prior to the meeting as well as at the meeting.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN PROMPTLY YOUR PROXY IN THE ENCLOSED POSTPAID ENVELOPE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO ITS BEING VOTED.



                                Rebecca L. Minnig
                                Secretary

March 7, 2003

                                  COMBANC, INC.

                              229 E. SECOND STREET
                               DELPHOS, OHIO 45833

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 14, 2003


                         PERSONS MAKING THE SOLICITATION

         This proxy statement and the accompanying proxy form are being mailed to holders of ComBanc's Common Stock commencing on or about March 7, 2003, and are furnished in connection with the solicitation of proxies by the Board of Directors of ComBanc, Inc. (hereinafter referred to as "ComBanc" or the "Company"), at the expense of ComBanc through the mail for use at the annual meeting of shareholders to be held April 14, 2003, at 1:00 p.m., at the Fraternal Order of Eagles, 1600 E. 5th Street, Delphos, Ohio, or at any adjournment thereof. Employees of ComBanc also may solicit proxies by telephone and in person at no extra cost to ComBanc. ComBanc also may engage a proxy solicitation firm to solicit proxies, but has not engaged anyone to perform such services at this time. Properly signed and dated proxies received by the Secretary of ComBanc prior to or at the annual meeting will be voted as instructed thereon or, in the absence of such instruction, (a) "FOR" the election to the Board of Directors of the persons nominated by the Board, (b) in accordance with the best judgment of the persons named in the proxy on any other matters which may properly come before the meeting. Your proxy is revocable by written notice to the Secretary of ComBanc at any time prior to exercise and it shall be suspended if you are present at the meeting and elect to vote in person. Unless so revoked or suspended, the shares represented by each proxy will be voted at the meeting and at any adjournment thereof.


                                VOTING PROCEDURES

         A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

         The six nominees for director who receive the largest number of votes cast "For" will be elected as directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Annual Report of ComBanc on Form 10-K for the fiscal year ended December 31, 2002 accompanies this Proxy Statement.


                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Holders of record of Common Stock of ComBanc at the close of business on March 1, 2003 (the "Record Date") will be entitled to one vote for each share of Common Stock then held. There were 2,211,014 shares of ComBanc's Common Stock outstanding on the Record Date.

         As of February 15, 2003, the following persons were known to ComBanc to be the beneficial owners of more than five percent of ComBanc's Common Stock. The information set forth in the table is as reported in a Schedule 13G as filed with the Securities and Exchange Commission.

       NAME AND ADDRESS OF       AMOUNT AND NATURE OF
         BENEFICIAL OWNER        BENEFICIAL OWNERSHIP         PERCENT OF CLASS
         ----------------        --------------------         ----------------

Paul D. Harter                        147,064                        6.65%
9818 W. State Road
Delphos, Ohio  45833


         The following table sets forth information as of February 15, 2003 with respect to beneficial ownership of the Common Stock of ComBanc by all of the directors and nominees named in this Proxy Statement, including ComBanc's chief executive officer, and directors, nominees and all executive officers of ComBanc as a group.

       NAME AND ADDRESS OF      AMOUNT AND NATURE OF
        BENEFICIAL OWNER        BENEFICIAL OWNERSHIP         PERCENT OF CLASS
        ----------------        --------------------         ----------------
Gary A. DeWyer                        11,320(1)                      *
Ronald R. Elwer                        2,960(2)                      *
Dwain I. Metzger                       2,000                         *
C. Stanley Strayer                   105,576(3)                    4.78%
Richard R. Thompson                    5,160                         *
Paul G. Wreede                         1,500(4)                      *
All directors, nominees and
executive officers as
a group (8 in number)                132,151                       5.98%

*Ownership is less than 1% of the class.

(1) Includes beneficial ownership of 1,720 shares which are subject to shared voting and investment power with his spouse.

(2) Includes 2,760 shares which are subject to shared voting and investment power with his spouse.

(3) Includes 105,576 shares held in a family trust.

(4) Includes beneficial ownership of 1,000 shares which are subject to shared voting and investment power with his spouse and daughter.


                              ELECTION OF DIRECTORS

          Six directors are to be elected to the ComBanc Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified.

         It is the intention of the persons named in the proxy unless otherwise directed, to vote the proxies given them for the election of these nominees. Each nominee is presently serving as a director of the Company and was elected by the shareholders. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to act. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company's Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of ComBanc.

NOMINEES

         The following table sets forth certain information with respect to the nominees of ComBanc who will be voted upon at the annual meeting. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director. Dates indicate commencement of service as a director of ComBanc's predecessor, The Commercial Bank.

                  NAME                      AGE              DIRECTOR SINCE
                  ----                      ---              --------------
             Gary A. DeWyer                 62                    1974
             Ronald R. Elwer                49                    1995
            Dwain I. Metzger                61                    1977
           C. Stanley Strayer               57                    1977
           Richard R. Thompson              61                    1974
             Paul G. Wreede                 52                    1987

         The Board of Directors of ComBanc met seven times in 2002. In 2002 each director attended at least 75% of the meetings of the Board of Directors.

COMMITTEES OF THE BOARD

         The Board of Directors of ComBanc has not established any standing audit, nominating or compensation committees. ComBanc has no other committee which serves as a nominating committee. The Board of Directors of ComBanc nominates directors for election by shareholders.

         ComBanc was formed as a bank holding company under the federal Bank Holding Company Act of 1956 on August 31, 1998, through its acquisition of The Commercial Bank, an Ohio bank having the same principal office address as ComBanc. ComBanc's only subsidiary and only significant asset is The Commercial Bank. The Audit and Personnel Committees of The Commercial Bank Board of Directors function as the audit and compensation committees, respectively, of ComBanc. The Audit and Personnel Committees are described below.

Audit Committee. (Mr. Strayer, Chairman, Mr. Metzger, Mr. Thompson, and Mr. DeHaven(1)).

         The Audit Committee met five times during 2002. The responsibilities of the Audit Committee include recommending the appointment of and overseeing a firm of independent auditors whose duty it is to audit the books and records of ComBanc and its subsidiary for the fiscal year for which they are appointed; monitoring and analyzing the results of internal and regulatory examinations; monitoring ComBanc's and its subsidiary's financial and accounting organization and financial reporting; and overseeing the investment policies and portfolio of ComBanc and its subsidiary.

Personnel Committee. (Mr. DeWyer, Chairman, and Messrs. Metzger, Wreede, Strayer, Schulte(2) and Elwer).

         The Personnel Committee functions as ComBanc's compensation committee. The Personnel Committee met seven times in 2002. The Personnel Committee has the responsibility of recommending for the approval of the Board of Directors of ComBanc the remuneration arrangements for the directors and executive officers of ComBanc. The Personnel Committee's report on executive compensation matters for 2002 appears under the caption "Personnel Committee Report on Executive Compensation".

AUDIT COMMITTEE REPORT

         The Audit Committee of The Commercial Bank Board of Directors (the "Committee") is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors of The Commercial Bank. The members of the Committee are C. Stanley Strayer, Dwain I. Metzger, Richard R. Thompson, and Timothy J. DeHaven(1). The Committee recommends to the Commercial Bank Board of Directors the selection of ComBanc's independent accountants.





-------------
(1) Mr. DeHaven is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.
(2) Mr. Schulte is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

         Management is responsible for ComBanc's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of ComBanc's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that ComBanc's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

         ComBanc's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to ComBanc and its subsidiary is compatible with maintaining the independence of the independent accountants.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in ComBanc's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

C. Stanley Strayer, Chairman
Dwain I. Metzger
Richard R. Thompson
Timothy J. DeHaven(1)

         ComBanc's independent accountants billed the aggregate fees shown below for audit (includes fees billed for the audit of ComBanc's annual financial statements for 2002 and for the reviews of the financial statements included in ComBanc's quarterly reports on Form 10-Q, all in respect of the year ended December 31, 2002), financial information systems design and implementation and other services rendered to ComBanc and The Commercial Bank for the year 2002.


         Audit Fees                                           $31,500

         Financial Information Systems Design and             $     0
         Implementation Fees

         All Other Fees                                       $52,262





-------------
(1) Mr. DeHaven is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

IDENTIFICATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table contains certain information regarding the ages and employment history of the Executive Officers and Directors of the Company. There were no arrangements or understandings pursuant to which the persons listed below were selected as executive officers or directors of the Company. Except for The Commercial Bank, none of the corporations or organizations discussed below is an affiliate of ComBanc. There are no family relationships among any of the executive officers and directors.

         GARY A. DEWYER, 62, was President of KBC Leasing until 1998 and is now engaged in the management of personal investments.

         DWAIN I. METZGER, 61, has been engaged in farming since 1960.

         C. STANLEY STRAYER, 57, is retired, having served as Director of Business, Elida Local School District, until 1998.

         RICHARD R. THOMPSON, 61, has been President of Thompson Seed Farm, Inc., since 1974 and Vice Chairman of ComBanc since January 1, 2000.

         PAUL G. WREEDE, 52, has been President, Chief Executive Officer of The Commercial Bank since 1990 and a Director of The Commercial Bank since 1987, and President, Chief Executive Officer and a Director of ComBanc since its formation in 1998 and Chairman of ComBanc since January 1, 2000.

         RONALD R. ELWER, 49, has been Executive Vice President of The Commercial Bank since 1990 and a Director of The Commercial Bank since 1995, and Executive Vice President and a Director of ComBanc since its formation in 1998.

         REBECCA L. MINNIG, 46, has been Senior Vice President Operations and Secretary of ComBanc since its formation in 1998, Senior Vice President Operations of The Commercial Bank since 1992, and was Vice President, Cashier and Security Officer of The Commercial Bank from 1989 to 1992.

         KATHLEEN A. MILLER, 42, has been Chief Information Officer and Senior Vice President of ComBanc since 2002, has been Senior Vice President and Systems Manager of ComBanc since 1999 and of The Commercial Bank since 1997, Chief Financial Officer of ComBanc from 1998 to 2002 and of The Commercial Bank from 1997 to 2002, was Vice President and Systems Manager of ComBanc in 1998, and was Controller of The Commercial Bank from 1990 to 1997.

                             EXECUTIVE COMPENSATION
                             AND OTHER INFORMATION

         General. The following information relates to compensation of management for the years ended December 31, 2002, 2001 and 2000.

         Executive Compensation. The following table sets forth compensation information for ComBanc's Chief Executive Officer. No executive officer earned more than $100,000 in any of 2002, 2001 or 2000.

                           SUMMARY COMPENSATION TABLE

                                                         Annual Compensation
                                                  ------------------------------
Name and Principal Position           Year            Salary(A)        Bonus
---------------------------           ----            ------           -----
Paul G. Wreede                        2002            $86,323         $1,000
     Chairman of the Board            2001            $87,555         $1,000
     President and                    2000            $83,537         $2,000
     Chief Executive Officer

(A) Includes director fees of $10,000 in each year.

DIRECTOR COMPENSATION

         Directors of ComBanc are compensated for all services as a director in the following manner: each director received a one-time fee of $5,000 for service as a director of ComBanc and an additional one-time fee of $5,000 for service as a director of the Commercial Bank in 2002. Each director, other than Mr. Wreede and Mr. Elwer, received a fee of $400 for each Board meeting attended in 2002. Additionally, quarterly fees were paid to directors in 2002, with the exception of Mr. Wreede and Mr. Elwer, for attendance at The Commercial Bank Board committee meetings as follows: $400 for Loan Committee, $200 for Audit Committee, and $125 for each of the Planning, Scholarship and Personnel Committees. As part of a Deferred Compensation Agreement, each director may elect to defer their annual board of director fees, which are held in a savings account at The Commercial Bank, until the age of retirement.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Overview. The Board of Directors of The Commercial Bank has established a Personnel Committee which functions as ComBanc's Compensation Committee. The Personnel Committee is responsible for developing and making recommendations to the Board of Directors of ComBanc with respect to ComBanc's executive compensation policies.

         Compensation Philosophy. This report reflects ComBanc's compensation philosophy as endorsed by the Personnel Committee. The Personnel Committee makes a recommendation regarding the level of compensation for Mr. Wreede. The Personnel Committee determines the level of compensation for all other Executive Officers within the constraints of the amounts approved by the Board.

         Essentially, the executive compensation program of ComBanc has been designed to:

         - Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

         - Motivate key Executive Officers to achieve strategic business goals.

         - Provide compensation opportunities which are comparable to those offered by other peer group companies; thus allowing the Commercial Bank to compete for and retain talented executives who are critical to The Commercial Bank's long-term success.

         Salaries. Effective January 1, 2003, the Personnel Committee recommended and the Board increased the salary paid to Mr. Wreede. The increase reflected consideration of competitive data reported in compensation surveys and the Personnel Committee's assessment of the performance of Mr. Wreede and recognition of The Commercial Bank's performance during 2002. In addition, the Personnel Committee approved compensation increases for all other Executive Officers of The Commercial Bank. Executive Officer salary increase determinations are based upon an evaluation of such executives' performance against goals set in the prior year.

         Cash Bonuses. The Bank pays bonuses to its Executive Officers. The award of a bonus to any employee is discretionary and in the case of Mr. Wreede is determined by the Board of Directors upon the recommendation of the Personnel Committee, and in all other cases is determined by the Personnel Committee upon the recommendation of management.

         Membership of the Personnel Committee. ComBanc Directors serving on the Personnel Committee are named below:

                  Gary A. DeWyer
                  Dwain I. Metzger
                  Paul G. Wreede
                  C. Stanley Strayer
                  Robert J. Schulte(2)
                  Ronald R. Elwer



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Regulations require the disclosure of any related party transactions involving members of the Compensation Committee. During the past year, certain directors and officers, including members of the Compensation Committee, and one or more of their associates may have been customers of and had business transactions with The Commercial Bank. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features. It is expected that similar transactions will occur in the future.


-------------

(2) Mr. Schulte is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

         Mr. Wreede, ComBanc's Chairman, President and Chief Executive Officer, served on the Personnel Committee of The Commercial Bank, which is responsible for executive compensation.

         Although Mr. Wreede served on the Personnel Committee, he did not participate in any decisions regarding his own compensation as an Executive Officer. Each year, the Personnel Committee recommends the amount of the bonus award to Mr. Wreede and his salary for the ensuing year. Mr. Wreede does not participate in discussions nor decision-making relative to his own compensation. Mr. Wreede participated in decisions regarding compensation of other Executive Officers of the Company.

COMBANC PERFORMANCE

         The following graph compares total shareholder returns from December 31, 1997 through December 31, 2002 to the Russell 2000, the NASDAQ Bank Index, the Dow Jones Total Market Index and the Dow Jones Bank Index. ComBanc has selected two new indices, the Russell 2000 and the NASDAQ Bank Index, for the performance graph based upon a review of similarly situated banking organizations. The graph assumes that the value of the investment in the Common Stock and each index was $100 at December 31, 1997 and that all dividends were reinvested. The shareholder return shown on the following graph is not necessarily indicative of future performance.

         The following graph shall not be deemed incorporated by reference by and general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent ComBanc specifically incorporates this information by reference and otherwise shall not be deemed filed under such Acts.

                              [PERFORMANCE GRAPH]


                                                             PERIOD ENDING
                                 ---------------------------------------------------------------------
INDEX                            12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
-----------------------------------------------------------------------------------------------------
Combanc Inc.                      100.00      116.81       92.49       71.03       77.71       82.97
Dow Jones Total Market Index      100.00      124.90      153.28      123.90      122.49       93.92
Russell 2002                      100.00       97.45      118.17      114.60      117.45       93.39
Dow Jones Bank Index              100.00      106.10       93.39      110.07      109.55      104.30
NASDAQ Bank Index                 100.00       99.36       95.51      108.95      117.97      120.61



               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditor for the fiscal year ended December 31, 2002 was BKD LLP. The Company's Board of Directors has re-appointed BKD LLP to continue as independent auditors for the fiscal year ending December 31, 2003.

         Representatives of BKD LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the annual meeting.

                      ADDITIONAL INFORMATION ON MANAGEMENT

         During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with ComBanc's bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. ComBanc expects that similar transactions will occur in the future.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during 2002 and Forms 5 and amendments thereto furnished to the Company with respect to 2002, no Director, Officer or ten percent shareholder or any other person subject to Section 16 of the Exchange Act, failed to make on a timely basis during 2002 or prior fiscal years any reports required to be filed by Section 16(a) of the Exchange Act.



                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         If any shareholder of ComBanc wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of ComBanc to be held in 2004, the proposal must be received by the Secretary of ComBanc at the principal executive offices of ComBanc, 229 E. Second Street, Delphos, Ohio 45833, prior to the close of business on November 7, 2003. On any other proposal raised by a shareholder for next year's annual meeting, ComBanc intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by ComBanc not later than January 21, 2004.

         ComBanc's Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify ComBanc not fewer than 14 days in advance of the meeting unless ComBanc provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Bylaws. Any shareholder who wishes to take such action should obtain a copy of these Bylaws and may do so by written request addressed to the Secretary of ComBanc at the principal executive offices of ComBanc.


            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

         Only one Proxy Statement and Annual Report are being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to the Secretary of ComBanc at 229 E. Second Street, Delphos, Ohio 45833 or call (419) 695-1055. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.


                                     GENERAL

         Management of ComBanc does not intend to present to the meeting any other matters not referred to above and does not presently know of any matter that may be presented at the meeting by others. However, if other matters come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment in the interest of ComBanc. The receipt of any report which may be submitted at the meeting is not to constitute approval or disapproval of any matters referred to in such report or reports.




                                           By order of the Board of Directors,



                                           /s/ Rebecca L. Minnig


                                           Rebecca L. Minnig, Secretary



March 7, 2003

         TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FORM FOR WHICH A RETURN ENVELOPE IS PROVIDED.

PROXY                             COMBANC, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 14, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Stock of ComBanc, Inc. (the "Company") acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of the Company and the accompanying Proxy Statement dated March 7, 2003, and revoking any proxy previously given, hereby constitutes and appoints Harold J. Pohlman and David Hugh Evans, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of the Common Stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Company (the "ComBanc Meeting"), to be held at the Fraternal Order of Eagles, 1600 E. 5th Street, Delphos, Ohio, on Monday, April 14, 2003, at 1:00 p.m., upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement and to vote at the direction of management, on all other matters which may be properly presented for action at the ComBanc Meeting or any postponements or adjournments thereof.

1.       TO ELECT AS DIRECTORS THE NOMINEES SET FORTH BELOW:

         [ ]  FOR all of the nominees listed below                [ ]  WITHHOLD AUTHORITY to
              (except as marked to the contrary below).                vote for all of the nominees listed below.

         INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

              Gary A. DeWyer      Dwain I. Metzger       Richard R. Thompson
              Ronald R. Elwer     C. Stanley Strayer     Paul G. Wreede

2. Upon management's direction, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

                                      DATE:
                                            ------------------------------------


                                      ------------------------------------------
                                                     Signature(s)


                                      ------------------------------------------
                                                     Signature(s)

                                      Please date and sign exactly as your
                                      name(s) appear(s). When signing as
                                      attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. When signing for a corporation, please sign the full corporate name by an authorized officer. When signing for a partnership, please sign in the partnership name by an authorized person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.



          I/WE [ ] DO     OR [ ] DO NOT EXPECT TO ATTEND THE COMBANC MEETING.